Components of Deferred Tax Assets (Detail) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss carryforwards and credits	$ 4,932,000	$ 3,474,000
Tax credits	90,000
Accrued expenses and other	35,500	40,900
Total deferred tax assets	5,057,500	3,514,900
Less valuation allowance	(5,057,500)	(3,514,900)
Net deferred tax assets